KBW Mortgage Finance Conference June 1, 2016

2 Safe Harbor Statement NOTE: This presentation contains certain statements that are not historical facts and that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements in this presentation addressing expectations, assumptions, beliefs, projections, estimates,future plans, strategies, and events, developments that we expect or anticipate will occur in the future, and future operating results or financial condition are forward-looking statements. Forward-looking statements in this presentation may include, but are not limited to, statements about projected future investment strategies, investment opportunities, future government or central bank actions and the impact of such actions, financial performance, dividends, leverage ratios, capital raising activities, share issuances and repurchases, the use or impact of NOL carryforwards, and interest rates. The words “will,” “believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,” “continue,” and similar expressions also identify forward-looking statements. These forward-looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, and are applicable only as of the date of this presentation. Forward-looking statements are inherently subject to risks, uncertainties, and other factors, some of which cannot be predicted or quantified and any of which could cause the Company’s actual results and timing of certain events to differ materially from those projected in or contemplated by these forward-looking statements. Not all of these risks, uncertainties and other factors are known to us. New risks and uncertainties arise over time, and it is not possible to predict those risks or uncertainties or how they may affect us. The projections, assumptions, expectations or beliefs upon which the forward-looking statements are based can also change as a result of these risks and uncertainties or other factors. If such a risk, uncertainty, or other factor materializes in future periods, our business, financial condition, liquidity and results of operations may differ materially from those expressed or implied in our forward-looking statements. While it is not possible to identify all factors, some of the factors that may cause actual results to differ from historical results or from any results expressed or implied by our forward-looking statements, or that may cause our projections, assumptions, expectations or beliefs to change, include the risks and uncertainties referenced in our Annual Report on Form 10-K for the year ended December 31, 2015 and subsequent filings with the Securities and Exchange Commission, particularly those set forth under the caption “Risk Factors”.

3 Dynex Intro Common Stock Preferred Stock NYSE Ticker: DX DXPrA DXPrB Shares Outstanding: (as of 3/31/16) 49,095,797 2,300,000 2,250,000 Q1 Dividends per share: $0.21 $0.53125 $0.476563 Dividend Yield: (annualized, based on 5/25/16 stock price) 12.59% 8.64% 8.13% Share Price: (at 5/25/16) $6.67 $24.60 $23.45 Market Capitalization: (based on 3/31/16 shares outstanding and 5/25/16 stock price) $327.5M $56.6M $52.8 Price to Book: (based on 3/31/16 book value and 5/25/16 stock price) 88.5% - - Our Core Values: • Generate dividends for shareholders • Manage leverage conservatively • Remain owner-operators • Maintain a culture of integrity and employ the highest ethical standards • Provide a strong risk management culture • Focus on preserving capital, while building long-term shareholder value Market Snapshot:

4 Long-Term Value is Driven by Above Average Dividends Source: SNL Financial Total Return (%) January 1, 2008 – May 26, 2016

5 FIRST QUARTER 2016 PERFORMANCE

6 • Comprehensive loss to common shareholders of $0.04 per common share · $0.22 per common share from core net operating income(1) · $(0.18) per common share from realized losses on terminated hedges and sales of investments · No net unrealized gain on investments as spread widening offset lower rate benefit • Total economic return(2) to common shareholders of 0.5% • Core net operating income of $0.22 per common share in 1Q16 versus $0.25 per common share in 4Q15 · Smaller investment portfolio and higher funding and hedging costs in 1Q16 • Net interest spread of 1.97% and adjusted net interest spread(1) of 1.76% • Overall leverage of 6.4x at March 31, 2016 versus 6.5x at December 31, 2015 First Quarter 2016 Highlights (1) Reconciliations for non-GAAP measures are presented on slides 36-37. (2) Computed as dividends of $0.21 per common share less book value decline of $0.17 per common share dividend by beginning book value per common share of $7.71

7 • Spreads have widened due to a combination of fundamental, technical, and psychological factors • Global yields are low and the potential for sustained negative yields has increased the probability that yields will remain low and range bound • Surprises are likely: Behavior of oil cartel, political factors, an environment with tepid growth and divergent central bank actions is creating volatility and opportunity • Government policy will drive returns · Central banks are impacting capital markets and asset prices · Regulation is redefining financial institutions' risk appetite and liquidity in the markets • Federal Reserve in action: Even if U.S. economic data unfolds with no negative surprises, Federal Reserve may not be able to raise rates further due to exogenous factors · Flatter yield curve possible in the U.S. Investment Environment

8 Market Moves Treasury Curve SWAPS Eurodollars Futures Source: Bloomberg

9 Credit Spread Environment (in bps) Asset Class 12/31/13 12/31/14 3/31/15 6/30/15 9/30/15 12/31/15 3/31/16 Agency ARM 5/1 33 21 15 16 26 22 32 Agency DUS 60 59 54 60 76 89 86 Freddie K AAA IO 175 155 140 150 200 225 260 AAA CMBS IO 170 165 170 175 225 240 265 Freddie K B 210 170 145 157 305 350 420 Freddie K C 310 250 205 228 325 480 625 IG Corporates 115 132 135 146 169 172 165 High Yield 441 562 546 521 698 746 753 AAA CMBS 90 88 85 92 119 138 128 AA CMBS 165 141 145 163 220 223 220 A CMBS 220 203 200 230 315 348 340 BBB CMBS 370 358 345 388 470 562 665 FN CC nominal/tsy 62 74 87 84 96 82 91 10y swap spreads 5.5 11.75 9 9.75 -4 -8.5 -13.5 CRT.M3-2014 - 475 397 425 460 478 466 Source: JP Morgan and Company data Dynex Portfolio

10 Movement in Spreads Source: JP Morgan and Company data NOMINAL SPREADS OAS SPREADS SPREAD CHANGE 3/31/2016 12/31/2015 3/31/2016 12/31/2015 Nominal OAS 5/1 32 22 17 30 10 (13) 7/1 45 38 21 34 7 (13) 10/1 59 54 18 32 5 (14) New DUS 86 89 86 89 (3) (3) New Agency CMBS IO 260 225 260 225 35 35 Non-Agency CMBS IO 265 240 265 240 25 25 Credit Spread Performance (bps) Class Rating Class Structure 3/31/2016 12/31/2015 Nominal Spread Widening % A1 AAA Senior P&I 63 65 (2) (3)% A2 AAA Senior P&I 79 84 (5) (6)% X1 AAA Senior IO 260 225 35 16% B BBB+ Sub P&I 420 350 70 20% C BBB- Sub P&I 625 475 150 32% X3 NR Sub IO 735 585 150 26% Freddie K Multifamily Securitization

11 • Global leverage and increased levels of debt are negatively impacting economic stability and performance · Slowing global growth • Extraordinary government involvement in the capital markets · Divergent policy among global central banks • Complex, interconnected, fragile global environment · Global currency war with unintended consequences • Stable or declining inflation • Demographic trends contributing to private demand for fixed income assets Macroeconomic and Policy Factors

12 Dynex Strategy Going Forward • Expect to make opportunistic investments and adjustments · Redeploy capital out of lower yielding assets · Take action to reduce interest expense when appropriate • Maintain disciplined focus on risk position · Focus on liquidity and capital · Maintain flexibility to react to dynamic environment • Liquidity and capital position allows us to be opportunistic · Investment opportunities arise when spreads widen, but sufficient capital and liquidity are needed to withstand these situations and be able to invest

13 • We believe the opportunity continues to exist to earn above average dividend yields within a mortgage REIT structure · The uncertainty of the environment could cause period to period volatility in our results, but we believe a diversified mortgage REIT model can deliver an above average dividend yield over the long term · Higher dividend yields should help cushion volatility in book value • Our diversified portfolio naturally delevers over time from paydowns which gives us the flexibility to reinvest or build our capital for future opportunities • Uncertainty around economic growth, interest rates, regulatory changes, market reaction and global market imbalances requires discipline and vigilance • Long term, we see opportunities for investments in both residential and commercial assets and in markets previously dominated by the Fed/GSEs • We believe our strategy can produce solid dividend income that will drive long term returns despite periodic volatility in book value Outlook

14 Comparable Total Return (annualized at March 31, 2016) Source: Bloomberg *LTM: Last Twelve Months *

15 FINANCIAL PERFORMANCE DETAILS

16 Financial Performance - Comparative Quarters (1) Reconciliations for non-GAAP measures are presented on slides 36-37. 1Q2016 4Q2015 ($ in thousands, except per share amounts) Income (Expense) Per Common Share Income (Expense) Per Common Share Interest income $25,089 $0.51 $25,522 $0.52 Interest expense (6,310) (0.13) (5,833) (0.12) Net periodic costs of hedges (1,680) (0.03) (1,323) (0.02) Amortization of de-designated hedges 27 — 727 0.01 Adjusted net interest income(1) 17,126 0.35 19,093 0.39 Other income, net 63 — 180 — G & A expenses (4,092) (0.08) (4,278) (0.09) Preferred stock dividends (2,294) (0.05) (2,294) (0.05) Core net operating income to common shareholders (1) 10,803 0.22 12,701 0.25 Change in fair value of derivatives (46,584) (0.95) 19,177 0.39 Realized loss on sale of investments, net (3,941) (0.08) (908) (0.02) Amortization of de-designated hedges (27) — (727) (0.01) Fair value adjustments, net 24 — (6) — GAAP net (loss) income to common shareholders (39,725) (0.81) 30,237 0.61 Unrealized gains (losses) on MBS 41,701 0.85 (45,604) (0.92) Amortization of de-designated hedges 27 — 727 0.01 Total comprehensive income (loss) $2,003 $0.04 ($14,640 ) ($0.30 )

17 ($ in thousands, except per share amounts) $ Amount Per Common Share Common Shareholders' Equity, December 31, 2015 (1) $378,275 $7.71 GAAP Net Income: Core net operating income (2) 10,803 0.22 Other 24 — Realized losses on terminated derivatives and sales of MBS (3) (9,022) (0.18) Unrealized losses on derivatives (41,503) (0.85) Unrealized gains on MBS 41,701 0.85 Dividends declared (10,310) (0.21) Stock transactions, net 81 — Common Shareholders' Equity, March 31, 2016 (1) $370,049 $7.54 (1) Common shareholders' equity represents total shareholders' equity less the liquidation value of preferred stock of $113.8 million. (2) Reconciliations for non-GAAP measures are presented on slides 36-37. (3) Includes loss on sales of MBS investments of $(3,941) and realized loss on derivatives of $(5,082) during the quarter Book Value Rollforward Attribution of net realized/unrealized losses: • Wider spreads/basis risk - ($28,509) • Lower interest rates - $19,685 • Net - ($8,824)

18 INVESTMENT PORTFOLIO DETAILS

19 Portfolio Details* (as of March 31, 2016) Credit Quality Portfolio Expected Maturity/Reset Distribution Net Premium by Asset Type * MBS investments only, excludes loans held for investment. Agency MBS are considered AAA-rated for purposes of this chart. 10% 21% 5% 27% 6% 31% $760 $70 ($ in millions)

20 Asset and Equity Allocations Comparison at Quarter End $673.0 $217.2 $152.4 $105.9 $62.0 $217.2 $152.4 $62.0 RMBS CMBS RMBS RMBS CMBS CMBS CMBS IO CMBS IO CMBS IO CMBS IO Net Other Cash Loans (1) Equity allocation is computed as asset basis less associated financing, where applicable. Net Other includes all non-investment assets/financing liabilities. Asset Allocation Equity Allocation (1) RMBS (96% Agency) CMBS (88% Agency) CMBS IO (54% Agency) Fair Value ($ in millions) ($ in millions) • The majority of our capital is invested in the commercial sectors: CMBS and CMBS IO. • Approximately 56% of our total equity is allocated to Agency.

21 Capital Deployment in Portfolio 03/31/2016 12/31/2015 QoQ Change Investments $3,363,596 $3,540,157 ($176,561) Financing 2,993,159 3,117,862 (124,703) Leverage (1) 6.4x 6.5x (0.1)x Funding Original Days to Maturity 62 days 67 days (5) days Remaining Days to Maturity 23 days 22 days 1 days ($ in thousands) Asset Type QoQ Change in Investments Agency RMBS ($109,688 ) Non-Agency RMBS (4,453) Agency CMBS 12,192 Non-Agency CMBS (35,830) Agency CMBS IO (16,480) Non-Agency CMBS IO (10,690) Loans and other investments (11,612) Total ($176,561 ) (1) Leverage is based on total liabilities divided by stockholders equity.

22 Diversified Funding Sources (as of March 31, 2016) Counterparty Region # % of all REPO North America 13 73.5% Europe 2 9.2% Asia 4 17.3% Total 19 100% Counterparty Type # % of all REPO Broker/Dealers 4 23.3% Domestic Banks 7 38.4% Foreign Banks 8 38.3% Total 19 100% • We maintain a diversified funding platform with over 30 established counterparties, currently active with 19 counterparties • Our funding is well diversified by counterparty and geography • Repo markets remain highly liquid and we anticipate no impact on liquidity and funding from termination of FHLB membership

23 Risk Position Treasury Yields (1) As of March 31, 2016 As of December 31, 2015 2Y 0.72% 1.06% 5Y 1.21% 1.76% 10Y 1.77% 2.27% 30Y 2.61% 3.01% Parallel Change in Treasury Yields (in basis points) Percentage Change in Projected Market Value of Assets Net of Hedges As of March 31, 2016 As of December 31, 2015 +100 (1.04)% (0.83)% +50 (0.45)% (0.37)% +25 (0.21)% (0.17)% -25 0.19% 0.13% Curve Shift 2 year Treasury (in basis points) Curve Shift 10 year Treasury (in basis points) Percentage Change in Projected Market Value of Assets Net of Hedges As of March 31, 2016 As of December 31, 2015 0 +25 0.04% (0.03)% +10 +50 (0.01)% (0.11)% +25 +75 (0.13)% (0.22)% +25 0 (0.16)% (0.07)% +50 0 (0.33)% (0.15)% -10 -50 (0.06)% 0.01% Parallel Change in Market Credit Spreads Percentage Change in Projected Market Value of Assets Net of Hedges As of March 31, 2016 As of December 31, 2015 +50 (2.23)% (2.09)% +25 (1.12)% (1.05)% -25 1.13% 1.06% -50 2.28% 2.14% (1)Treasury yields source: KBW

24 APPENDIX

25 CMBS and CMBS IO Portfolio Details (as of March 31, 2016) Asset Type Agency MBS are considered AAA-rated for purposes of this chart. Credit Quality Asset Type

26 CMBS (as of March 31, 2016) ($ in millions) Vintage (by year of origination) Asset Type Credit Quality Vintage By Year of Origination CMBS IO (as of March 31, 2016) ($ in millions) Credit Quality Vintage By Year of Origination Agency MBS are considered AAA-rated for purposes of this chart. Agency MBS are considered AAA-rated for purposes of this chart.

27 ($ in millions) RMBS (as of March 31, 2016) Credit Quality Months to Maturity/Reset For ARMs/Hybrids 3% 40% 27% 11% 19% Weighted Average Loan Age 19% 32% 4% 39% 6%

28 Investment Premium Allocation (as of end of period)

29 CMBS and CMBS IO Nominal Spreads Source: Company data CMBS IO Spreads CMBS Spreads Dec. 31 2015 Dec. 31 2015

30 Agency Multifamily CMBS Nominal Spreads Source: Company data Dec. 31 2015

31 Agency RMBS Nominal Spreads Source: Company data Dec. 31 2015

32 Financing Details • Our weighted average contractual maturity for repurchase agreement borrowings was 62 days at March 31, 2016 compared to 67 days at December 31, 2015. The weighted average remaining maturity at March 31, 2016 was 23 days. • Our repurchase agreement balance was $2.7 billion at March 31, 2016 with 18 counterparties compared to $2.6 billion with 19 counterparties at December 31, 2015. We currently have repurchase agreements available to us with 30 counterparties. • The remaining balance of FHLB advances at March 31, 2016 of $263 million are due in October 2016. Financing Costs and Adjusted Cost of Funds (1) (for the quarterly periods indicated) Financing Amounts by Original Term to Maturity (as of March 31, 2016) (1) Reconciliations for non-GAAP measures are presented on slides 36-37

33 Hedging Details As of March 31, 2016

34 Risk Management Key Risk Mitigating Strategy Interest Rate/Curve Twist/Extension Risk Modeled Duration target of 0.5 to 1.5 years Derivatives to economically hedge interest rate risk including key rate durations Invest in short duration assets and more predictable cash flows Invest in credit assets that should increase in value as rates rise Prepayment Risk Invest in CMBS investments with prepayment protection Invest in RMBS specified pools with diversity of prepayment risk Credit Risk Invest in high quality assets - 93.8% of MBS are AAA-rated* Hold credit risk in multifamily focused investments given fundamentals Spread Risk Actively manage portfolio construction and long-term portfolio strategy Liquidity Risk Diversified repurchase agreement counterparties and low leverage Unencumbered liquidity to meet expected risk events Actively manage liquidity position *As of March 31, 2016, Agency MBS are considered AAA-rated.

35 Dividend Character - 1Q16 (Estimated) ($ in thousands) GAAP net loss to common shareholders $ (39,725) GAAP net loss on taxable REIT subsidiary (35) GAAP net loss to common shareholders excluding taxable REIT subsidiary (39,690) Differences between GAAP income and Taxable income: Change in fair value of derivatives 46,584 Loss on sale of investments (1,696) Tax amortization on terminated derivative instruments (5,429) Other 973 Taxable income 742 Add back: Capital losses 5,637 Taxable income - ordinary income 6,379 Common dividend declared 11,771 Common dividend representing return of capital $5,392 % of common dividend representing return of capital 46.4% • An estimated 46% of the common stock dividend for 1Q16 is a non-taxable return of capital

36 ($ in thousands except per share data) Quarter Ended 3/31/16 12/31/15 9/30/15 6/30/15 3/31/15 Net (loss) income to common shareholders ($39,725 ) $30,237 ($39,271 ) $28,168 ($11,766 ) Adjustments: Amortization of de-designated cash flow hedges (1) 27 727 857 857 1,057 Change in fair value on derivatives instruments, net 46,584 (19,177) 50,997 (18,883) 24,461 Loss (gain) on sale of investments, net 3,941 908 (113) 1,491 (1,308) Fair value adjustments, net (24) 6 (16) (20) (39) Core net operating income to common shareholders $10,803 $12,701 $12,454 $11,613 $12,405 Core net operating income per common share $0.22 $0.25 $0.24 $0.21 $0.23 (1) Amount recorded as a portion of "interest expense" in accordance with GAAP related to the amortization of the balance remaining in accumulated other comprehensive loss as of June 30, 2013 as a result of the Company's discontinuation of cash flow hedge accounting. Reconciliation of GAAP Measures to Non-GAAP Measures

Reconciliation of GAAP Measures to Non-GAAP Measures

($ in thousands)

	Quarter Ended									
	3/31/16		12/31/15		9/30/15		6/30/15		3/31/15	
GAAP interest income/annualized yield	$25,089	2.78%	$25,522	2.74%	$26,096	2.69%	$24,527	2.63%	$24,099	2.62%
GAAP interest expense/annualized cost of funds (1)	6,310	0.81%	5,833	0.70%	5,859	0.67%	5,542	0.66%	5,371	0.69%
GAAP net interest income/spread	**$18,779**	**1.97%**	**$19,689**	**2.04%**	**$20,237**	**2.02%**	**$18,985**	**1.97%**	**$18,728**	**1.93%**
GAAP interest expense/cost of funds (1)	$6,310	0.81%	$5,833	0.70%	$5,859	0.67%	$5,542	0.66%	$5,371	0.69%
Amortization of de-designated cash flow hedges (2)	(27)	—%	(727)	(0.08)%	(857)	(0.10)%	(857)	(0.10)%	(1,057)	(0.14)%
Net periodic interest costs of derivatives	1,680	0.21%	1,323	0.16%	1,752	0.21%	1,793	0.21%	862	0.11%
Adjusted interest expense/adjusted cost of funds	**$7,963**	**1.02%**	**$6,429**	**0.78%**	**$6,754**	**0.78%**	**$6,478**	**0.77%**	**$5,176**	**0.66%**
Adjusted net interest income/spread	**$17,126**	**1.76%**	**$19,093**	**1.96%**	**$19,342**	**1.91%**	**$18,049**	**1.86%**	**$18,923**	**1.96%**

(1) Cost of funds is calculated by dividing annualized interest expense by the average balance of borrowings outstanding during the period.
(2) Amount recorded as a portion of "interest expense" in accordance with GAAP related to the amortization of the balance remaining in accumulated other comprehensive loss as of June 30, 2013 as a result of the Company's discontinuation of hedge accounting.

37

38 Commercial Mortgage-Backed Securities (CMBS) are a type of mortgage-backed security that is secured by loans on commercial properties. Credit Risk is the risk of loss of principal stemming from a borrower’s failure to repay a loan. Duration is a measure of the sensitivity of the price of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years. Interest Only Securities (IOs) is the interest only strips of mortgages which are separated and sold individually from the principal portions. Interest Rate Risk is the risk that an investment’s value will change due to a change in the absolute level of interest rates, in the spread between two rates, in the shape of the yield curve or in any other interest rate relationship. Interest Rate Curve Twist Terms: • Bull Flattener: Change in the shape of the yield curve caused by long-term rates decreasing at a faster rate than short-term rates. • Bear Flattener: Change in the shape of the yield curve caused by short-term interest rates increasing at a faster rate than long-term interest rates. • Bear Steepener: Change in the shape of the yield curve caused by long-term rates increasing at a faster rate than short-term rates. • Bull Steepener: A change in the yield curve caused by short-term rates decreasing faster than long- term rates. MREIT Glossary of Terms

39 Key Rate Duration is the measure of sensitivity to a change in the price of a security for a given change in interest rates at various points on an interest rate curve Leverage is the use of borrowed money such as repurchase agreements to finance investments. Prepayment Risk is the risk associated with the early unscheduled return of principal on an investment. Repurchase Agreements are a short-term borrowing that uses loans or securities as collateral. The repurchase agreement lender advances a percentage of the value of the asset (the advance rate) versus the equity contribution of the borrower (the haircut). Residential Mortgage-Backed Securities (RMBS) are a type of mortgage-backed debt obligation whose cash flows come from residential debt, such as mortgages loans. Spread Risk is the uncertainty in pricing resulting from the expansion and contraction of the risk premium over the benchmark or the risk of how the spread of a security will react over the benchmarked security. treasury curve. MREIT Glossary of Terms